UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 St. Stephen’s Green, Dublin, D02 E2X4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: - 011-353-1772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2022, Horizon Therapeutics plc (the “Company”, “we”, “us” or “our”) issued a press release announcing its financial results for the first quarter ended March 31, 2022. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 28, 2022, Miles W. McHugh notified the Company of his intention to retire from his position as the Company’s Senior Vice President, Chief Accounting Officer, effective as of November 11, 2022, and continue as an advisor to the Company afterwards.

(c) Also on April 28, 2022, in connection with the announcement of Mr. McHugh’s retirement, our Board of Directors appointed Patrick McIlvenny as (i) our Senior Vice President, Deputy Chief Accounting Officer, effective May 5, 2022, and (ii) as our Senior Vice President, Chief Accounting Officer, and principal accounting officer, effective as of Mr. McHugh’s retirement on November 11, 2022.

Mr. McIlvenny, age 43, joined the Company in February 2015 as Vice President, Corporate Controller. Before joining the Company, Mr. McIlvenny served as Group Head of Corporate Reporting at Ardagh Group S.A. between 2013 and 2015, and in various finance roles of increasing responsibilities at Elan Corporation plc from 2005 to 2013. Prior to joining Elan, Mr. McIlvenny worked with PricewaterhouseCoopers and with Deloitte. Mr. McIlvenny is a Fellow of the Institute of Chartered Accountants in England and Wales and earned a Bachelor of Business Studies from the University of Ulster.

Mr. McIlvenny has no family relationship with any of the officers or directors of the Company and has not been party to any transactions with the Company during the past fiscal year to the present that would require reporting pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. McIlvenny and any third party pursuant to which he was selected as Senior Vice President, Chief Accounting Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Horizon Therapeutics plc, dated May 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2022	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President and Chief Financial Officer